UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009
SearchMedia Holdings Limited
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33800	26-4540870

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4B, Ying Long Building,
1358 Yan An Road West, Shanghai
People’s Republic of China	200052

(Address of principal executive offices)	(Zip Code)
(86-21) 5169 0552
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On December 23, 2009, the registrant issued a press release announcing financial results for its SearchMedia International Ltd. subsidiary for the quarter ended September 30, 2009. The 2009 third quarter press release refers only to the operating performance of SearchMedia International Ltd. on a stand alone basis (excluding the combination with Ideation Acquisition Corp.). A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibit 99.1 — Press Release dated December 23, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHMEDIA HOLDINGS LIMITED
By:	/s/ Jennifer Huang
Jennifer Huang
Chief Operating Officer and Acting Chief Financial Officer

Dated: December 23, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 23, 2009.